SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 20, 2003

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other	(Commission	(IRS employer
jurisdiction of incorporation)	file number)	identification number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA 19103-1699

(Address of principal executive offices)                                                          (Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On October 20, 2003, Sunoco Logistics Partners L.P. issued a press release declaring an increased third quarter 2003 distribution of $0.5125 per common and subordinated unit.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

  99.1         Sunoco Logistics Partners L.P. Press Release dated October 20, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.
By:	Sunoco Partners LLC, its General Partner

By: /S/ SEAN P. MCGRATH
Sean P. McGrath
Comptroller
(Principal Accounting Officer)

Date: October 20, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Sunoco Logistics Partners L.P. Press Release dated October 20, 2003